SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   ----------

                                    FORM 8-K

                                 Current Report
                                   Pursuant to
                             Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): February 11, 1998


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                          TOMPKINS COUNTY TRUSTCO, INC.
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             (Exact name of Registrant as specified in its charter)


            NEW YORK                   1-12709                161482357-8
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        (State of other        (Commission File Number)    (I.R.S. Employer
 jurisdiction of Incorporation)                               I.D. Number)

                                    --------


       P.O. Box 460, The Commons, Ithaca, New York                  14851
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         (Address of Principal Executive Offices)                 (Zip Code)


                                 (607) 273-3210
               (Registrant's Telephone Number including area code)




                                Page 1 of 5 pages
                             Exhibit Index on page 4

Item 5.  Other Events

         On February 10, 1998, Tompkins County Trustco, Inc. (the "Company") announced that its Board of Directors approved a 3-for-2 stock split in the form of a dividend (the "Stock Split"), said Stock Split to be payable on March 15, 1998 to shareholders of record as of March 1, 1998. The press release announcing the Stock Split is attached as Exhibit 99.1 to this report and is incorporated by reference herein.

Item 7.  Financial Statements and Exhibits

                  Exhibit 99.1 Press Release dated February 10, 1998 announcing the Stock Split.




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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       TOMPKINS COUNTY TRUSTCO, INC.


                                       By: /s/ JAMES J. BYNRES
                                          --------------------------------------
                                               James J. Byrnes
                                               Chairman of the Board, President
                                               and Chief Executive Officer


Date:  February 12, 1998



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


                                 EXHIBIT INDEX



Exhibit 99.1     Press Release  dated  February 10, 1998  announcing  the Stock
                 Split.







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